Exhibit 10.7

SECOND AMENDMENT

SECOND AMENDMENT, dated as of July 2, 2008 (this “Amendment”), to the CREDIT AGREEMENT, dated as of June 12, 2006 (as amended on March 21, 2007 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among CELLU PAPER HOLDINGS, INC., CELLU TISSUE HOLDINGS, INC. (the “Borrower”), INTERLAKE ACQUISITION CORPORATION LIMITED, the Loan Guarantors party thereto, the lenders party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as US Administrative Agent (in such capacity, the “Administrative Agent”) and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent (the “Canadian Administrative Agent”).

RECITALS

A.            WHEREAS, the Borrower intends to acquire certain assets of Atlantic and to transfer such assets to the Assetcos, and, in connection with such acquisition and the financing thereof, the Borrower is requesting that the Lenders agree to certain amendments relating to, and provide certain waivers under, the Credit Agreement; and

B.            WHEREAS, the Lenders are willing to agree to such amendments and provide such waivers, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.             Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.             Amendments to Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended by:

(a) adding the following definitions in the appropriate alphabetical order:

“Assetco” means each of Hauppauge and Thomaston, together the “Assetcos”.

“Atlantic” means, collectively, Atlantic Paper & Foil Corp. of N.Y., Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation.

“Atlantic Acquisition” means (i) the acquisition of certain assets of Atlantic by the Borrower pursuant to the Atlantic Acquisition Agreement and (ii) the transfer of such assets to the Assetcos pursuant to the Atlantic Asset Transfer Agreements.

“Atlantic Acquisition Agreement” means the Asset Purchase Agreement, dated as of July 2, 2008, among the Borrower and Atlantic.

 “Atlantic Acquisition Documentation” means, collectively, the Atlantic Acquisition Agreement and the Atlantic Asset Transfer Agreements.

“Atlantic Asset Transfer Agreements” means, collectively, (i) the Assignment of Purchase Agreement dated July 2, 2008 between the Borrower and Hauppauge, (ii) the Assignment of Purchase Agreement dated July 2, 2008 between the Borrower and Thomaston, (iii) the Bill of Sale and Conveyance dated July 2, 2008 between Atlantic and Hauppauge, (iv) the Bill of Sale and Conveyance dated July 2, 2008 between Atlantic and Thomaston, (v) the Assignment and Assumption Agreement dated July 2, 2008 between Atlantic and Hauppauge, (vi) the Assignment and Assumption Agreement dated July 2, 2008 between Atlantic and Thomaston, (vii) the Assignment of Marks dated July 2, 2008 between Atlantic Paper & Foil, LLC and Hauppauge and (viii) the Assignment of Marks dated July 2, 2008 between Consumer Licensing Corporation and Hauppauge.

“Atlantic Collateral Access Agreements” means, collectively, (i) the Collateral Access Agreement dated July 2, 2008 between Atlantic Paper & Foil Corp. of N.Y. and the Administrative Agent in relation to the real property located at 325 Kennedy Drive, Hauppauge, New York 11788, (ii) the Collateral Access Agreement dated July 2, 2008 between Atlantic Long Island Properties, Inc. and the Administrative Agent in relation to the real property located at 50 Gilpin Avenue, Hauppauge, New York 11788, (iii) the Collateral Access Agreement dated July 2, 2008 between Atlantic Lakeside Properties, LLC and the Administrative Agent in relation to the property located at 1201 Barnesville Street, Thomaston, Georgia 30286 and (iv) the Collateral Access Agreement dated July 2, 2008 between Haugland Group, LLC and the Administrative Agent in relation to the property located at 100 Marcus Boulevard, Hauppauge, New York.

“Atlantic Seller Note” means the 12% subordinated unsecured note due 2011 issued by the Borrower to Atlantic Paper & Foil Corp. of N.Y.

“Hauppauge” means Cellu-Tissue Hauppauge, LLC.

“Thomaston” means Cellu-Tissue Thomaston, LLC.

(b) in the definition of “Additional Senior Secured Notes”, replace the words “the CityForest Acquisition” with the words “each of the CityForest Acquisition and the Atlantic Acquisition”.

(c) in the definition of “EBITDA”, (i) deleting the word “and” at the end of clause (a)(viii) and substituting a comma therefor, (ii) inserting the word “and” at the end of clause (a)(ix) and (iii) inserting the following as a new clause (a)(x) in the appropriate numerical order:

“non-recurring fees, cash charges and other cash expenses made or incurred in connection with the Atlantic Acquisition (and the related transactions) or any offering (whether in a public or private sale) of Equity Interests of the US Borrower (or to the extent the net cash proceeds thereof are contributed to the US Borrower, of any direct or indirect parent of the US Borrower), Permitted Investment, acquisition, disposition, recapitalization or incurrence of Indebtedness permitted under this Agreement (including a refinancing thereof), in each case, whether or not successful”.

(d) in the definition of “Eligible Accounts”, adding the following sentence at the end thereof:

“It is understood and agreed that Accounts of Atlantic shall only be eligible for inclusion as “Eligible Accounts” if agreed to by the Administrative Agent in its Permitted

Discretion (which in any event shall not occur earlier than the satisfaction of all requirements of clause (d) in the definition of Permitted Acquisition).”

(e) in the definition of “Eligible Inventory”, adding the following sentence at the end thereof:

“It is understood and agreed that Inventory of Atlantic shall only be eligible for inclusion as “Eligible Inventory” if agreed to by the Administrative Agent in its Permitted Discretion (which in any event shall not occur earlier than the satisfaction of all requirements of clause (d) in the definition of Permitted Acquisition).”

(f) in the definition of “Note Purchase Agreement”, replace the words “means the Note Purchase Agreement, dated March 21, 2007, between the Borrower and Wingate Capital Ltd.” with the words “means, collectively, (a) the Note Purchase Agreement, dated March 21, 2007, between the Borrower and Wingate Capital Ltd. and (b) the Note Purchase Agreements, dated July 2, 2008 (the “Atlantic Note Purchase Agreements”), between the Borrower and each of (i) GMAM Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund (Account No. 7M2E), GMAM Investment Funds Trust, General Motors Welfare Benefit Trust (VEBA), GMAM Investment Funds Trust II for the account of the Promark Alternative High Yield Bond Fund (Account No. 7MWD), DDJ High Yield Fund, Multi-Style, Multi-Manager Funds PLC The Global Strategic Yield Fund (f/k/a Multi-Style, Multi-Manager Funds PLC The Global High Yield Fund, DDJ Capital Management Group Trust, Stichting Pensioenfonds Hoogovens, Caterpillar Inc. Master Retirement Trust, J.C. Penney Corporation, Inc. Pension Plan Trust, Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool, DDJ/Ontario OS Investment Sub II, Ltd. and Stichting Pensioenfonds Metaal en Techniek, (ii) Claren Road Credit Master Fund, Ltd. and (iii) UBS High Yield Relationship Fund, a series of the UBS Relationship Funds.

(g) in the definition of “Permitted Acquisition”, in clause (e)(i) replace the words “(other than the CityForest Acquisition)” with the words “(other than the CityForest Acquisition and the Atlantic Acquisition)” and in clause (e)(ii) replace the words “(other than the CityForest Acquisition)” with the words “(other than the CityForest Acquisition and the Atlantic Acquisition)”;

(h) in the definition of “US Commitment”, deleting the amount “US$37,000,000” and substituting therefor the amount “US$57,000,000.”

3.             Amendment to Section 6.01.  Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (n), (ii) deleting the amount “US$20,265,000”  in clause (o)(i)(x) and substituting therefor the amount “US$60,265,000”, (iii) deleting the period from the end of clause (o) and substituting therefor a semicolon and the word “and” thereafter and (iv) adding the following at the end thereof:

“(p) Indebtedness in respect of the Atlantic Seller Note in an aggregate principal amount not to exceed US$6,300,000.”

4.             Amendment to Section 6.03.  Section 6.03(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding the words “the CityForest Conversion” in clause (ii) of the proviso thereof and substituting therefor a comma and (ii) adding the words “and the Atlantic Acquisition” immediately following the words “the CityForest Conversion” in clause (ii) of the proviso thereof.

5.             Amendment to Section 6.04. Section 6.04(k) of the Credit Agreement is hereby amended by adding the words “, including the CityForest Acquisition and the Atlantic Acquisition” after the words “Permitted Acquisitions”.

6.             Amendments to Section 6.08. Section 6.08(b)(ii) of the Credit Agreement is hereby deleted and the following provision substituted therefor:

“(ii)         payment of (A) regularly scheduled interest and principal when due in respect of any Indebtedness (including the Senior Secured Notes and the Additional Senior Secured Notes), other than payments in respect of any Subordinated Indebtedness prohibited by the subordination provisions thereof, and (B) interest and principal when due in respect of the Atlantic Seller Note in accordance with the terms and conditions thereof, other than payments prohibited by the subordination provisions thereof;”.

7.             Amendments to Section 6.09(j).  Section 6.09(j) of the Credit Agreement is hereby amended by deleting all occurrences of the word “Sponsor” and substituting therefor the words “Investor Group”.

8.             Amendments to Section 6.10.  Section 6.10 of the Credit Agreement is hereby amended by deleting the existing clause (ii) and substituting therefor the following:

“(ii) the foregoing shall not apply to restrictions and conditions (x) existing on the date hereof identified on Schedule 6.10 including the Senior Secured Notes Indenture (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition (it being understood that the Additional Senior Secured Notes will be subject to the same restrictions and conditions as the Senior Secured Notes)), (y) contained in the Atlantic Seller Note (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition) or (z) applying to any Permitted Refinancing Indebtedness (so long as the applicable restriction in the documentation for the Permitted Refinancing Indebtedness is not materially more restrictive, when taken as a whole, than the applicable restrictions in the Senior Secured Notes Indenture),”

9.             Amendments to Section 6.11.  Section 6.11 of the Credit Agreement is hereby deleted and the following provision substituted therefor:

“SECTION 6.11     Amendment of Material Documents. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under (a)  any agreement relating to any Subordinated Indebtedness (including the Atlantic Seller Note or any document executed in connection with the Indebtedness thereunder, other than the Atlantic Acquisition Documentation), (b) its certificate of incorporation, by-laws, operating, management or partnership agreement or other organizational documents, (c) the Senior Secured Notes Indenture or any document executed in connection therewith, (d) the Acquisition Documentation, (e) the CityForest Indenture, (f) the CityForest Bond Loan Agreement, (g) the CityForest Acquisition Agreement, (h) the Associated Bank Agreement and (i) the Atlantic Acquisition Documentation; provided, that with respect to clauses (b) through (i) above, such prohibition shall only apply to the extent that any such amendment, modification or waiver would be materially adverse to the interests of the Lenders.”

10.           Schedule 3.15 to the Credit Agreement.  Schedule 3.15 to the Credit Agreement is hereby supplemented with the information provided in Schedule 1 attached to this Amendment.

11.           Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions shall have been satisfied or waived:

(a)           the Administrative Agent shall have received this Amendment, duly executed and delivered by the Loan Parties and the Lender;

(b)           the Loan Parties shall have complied with Section 5.13 of the Credit Agreement, including the delivery by each Assetco of a Joinder Agreement to the Administrative Agent;

(c)           the Administrative Agent shall have received executed copies of (i) the Atlantic Acquisition Documentation, the Atlantic Seller Note, the Atlantic Note Purchase Agreements and the Atlantic Collateral Access Agreements, each certified by an officer of the Borrower to be true and correct and in full force and effect as of the Effective Date, and (ii) any payoff letter delivered under Section 6.1.6 of the Atlantic Acquisition Agreement;

(d)           the Administrative Agent shall have received each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral acquired pursuant to the Atlantic Acquisition to the extent required by Section 5.13 of the Credit Agreement;

(e)           the Atlantic Acquisition shall have been consummated in accordance with the Atlantic Acquisition Documentation;

(f)            the Administrative Agent shall have received legal opinions from counsel to the Borrower and its Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent;

(g)           the Administrative Agent shall have received such certificates as may be reasonably requested by the Administrative Agent including confirmation that the Borrower is in compliance with the requirements of Section 6.12 of the Credit Agreement both prior to and immediately after drawdown;

(h)           the Administrative Agent shall have (i) received and be satisfied with updated inventory appraisals in connection with the Acquisition and (ii) conducted a satisfactory field examination of the accounts receivable, inventory and related working capital matters and financial information of Atlantic, including related data processing and other systems; and

(i)            the Administrative Agent shall have received evidence reasonably satisfactory to it that the Borrower shall have received $36,900,000 in gross cash proceeds from the issuance of the Additional Senior Secured Notes pursuant to the Atlantic Note Purchase Agreements.

12.           PNC Lockbox.  The Borrower hereby agrees to (a) cause to be terminated as soon as reasonably practicable, and in no event later than July 11, 2008 (or such later date as the Administrative Agent may agree in its sole discretion), the Post Office Box number 534378 held in the name of Atlantic Paper & Foil, LLC located at PNC Bank, 1669 Phoenix Parkway, Suite 210, College Park, GA 30349 (the “PNC Lockbox”) and (b) promptly transfer, or cause to be transferred, any mail, checks or other items received after the date hereof in connection with the PNC Lockbox to Post Office Box number 533147 held in the name of Cellu Tissue Corporation - Neenah located at JPMorgan Chase Bank, N.A., 140 Charles Grant Parkway, First Floor, Atlanta, GA 30354. The Administrative Agent will maintain a Reserve in an amount equal to $2,000,000 until it receives evidence reasonably satisfactory to it that the PNC Lockbox has been terminated.

13.           Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

14.           Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           The representations and warranties of the Borrower set forth in Article III of the Credit Agreement as amended hereby are true and correct in all material respects as of the date hereof.

15.           Fees, Costs and Expenses.  The Borrower agrees to (i) pay to the Administrative Agent any arrangement fees previously agreed in connection with this Amendment and (ii) reimburse the Administrative Agent for all reasonable fees, costs and expenses incurred by it in connection with this Amendment, including but not limited to the reasonable fees, costs and expenses of counsel and any fees and expenses incurred in connection with any appraisals and field examinations.

16.           Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CELLU PAPER HOLDINGS, INC.

By:	/s/David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial Officer

CELLU TISSUE HOLDINGS, INC.

By:	/s/David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial Officer

INTERLAKE ACQUISITION CORPORATION LIMITED

By:	/s/David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial Officer

CELLU TISSUE LLC

By:	/s/David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial Officer

CELLU TISSUE CORPORATION – NATURAL DAM

By:	/s/David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial Officer

CELLU TISSUE CORPORATION – NEENAH

By:	/s/David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial Officer

Signature Page to Second  Amendment

COASTAL PAPER COMPANY

By:	Van Paper Company,
its Managing Partner

By:	/s/David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial Officer

VAN PAPER COMPANY

By:	/s/David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial Officer

VAN TIMBER COMPANY

By:	/s/David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial Officer

MENOMINEE ACQUISITION CORPORATION

By:	/s/David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial Officer

CELLU TISSUE-CITYFOREST LLC

By:	/s/David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial Officer

Signature Page to Second  Amendment

JPMORGAN CHASE BANK, N.A., individually, as US Administrative Agent, Issuing Bank, Swingline Lender and a Lender

By:	/s/John M. Hariaczyi
Name: John M. Hariaczyi
Title: Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and as Canadian Administrative Agent and a Lender

By:	/s/Michael N. Tam
Name: Michael N. Tam
Title: Senior Vice President

Signature Page to Second  Amendment

SCHEDULE 1

Cellu Tissue - Hauppauge, LLC

Cellu Tissue - Thomaston, LLC